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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this registration statement of Cross Country, Inc. on Form S-1 of our report dated March 12, 1999 related to the consolidated financial statements of TravCorps Corporation and Subsidiary for the year ended December 26, 1998, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 26, 2002